UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2016 (May 10, 2016)

HOLLY ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300

Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 10, 2016, Holly Energy Partners, L.P. (the “Partnership”) entered into an Equity Distribution Agreement (the “Agreement”) with Citigroup Global Markets Inc., Goldman, Sachs & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (each a “Manager” and collectively the “Managers”). Pursuant to the terms of the Agreement, the Partnership may sell from time to time through the Managers, as the Partnership’s sales agents, the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $200,000,000 (the “Common Units”). Under the terms of the Agreement, the Partnership may also sell Common Units to one or more of the Managers as principal for their own account at a price agreed upon at the time of the sale. If the Partnership sells Common Units to one or more of the Managers as principal, the Partnership will enter into a separate agreement with such Manager, and the Partnership will describe that agreement in a separate prospectus supplement or pricing supplement.

The Common Units will be issued pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-204609).

The Agreement contains customary representations, warranties and agreements by the Partnership, indemnification obligations of the Partnership and the Managers, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein. Legal opinions relating to the Common Units are filed herewith as Exhibits 5.1 and 8.1.

Item 7.01	Regulation FD Disclosure

On May 10, 2016, the Partnership issued a press release announcing it had entered into the Agreement. A copy of this press release is furnished as Exhibit 99.1 to this report, which is incorporated by reference into this Item 7.01.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

1.1	Equity Distribution Agreement, dated May 10, 2016, by and between the Partnership, HEP Logistics Holdings, L.P., Holly Logistic Services, L.L.C. and Citigroup Global Markets Inc., Goldman, Sachs & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1)

99.1	Press release of Holly Energy Partners, L.P. dated May 10, 2016.*

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P.,
its General Partner

By:	Holly Logistic Services, L.L.C.,
its General Partner

By:	/s/ Richard L. Voliva III
Richard L. Voliva III
Vice President and Chief Financial Officer

Date: May 10, 2016

EXHIBIT INDEX

Exhibit	Description

1.1	Equity Distribution Agreement, dated May 10, 2016, by and between the Partnership, HEP Logistics Holdings, L.P., Holly Logistic Services L.L.C. and Citigroup Global Markets Inc., Goldman, Sachs & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1)

99.1	Press release of Holly Energy Partners, L.P. dated May 10, 2016.*

*	Furnished herewith.